SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

BioMedical Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Colorado	____000-52652___	26-3161860
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

P O Box 2503

   Fort Lauderdale, FL  33303

 (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (954) 275-3309

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Effective August 30, 2013, BioMedical Technology Solutions Holdings, Inc., a Colorado corporation (the “Company” or “BMTS”) (OTC Pink:  BMTL) entered into an Agreement and Plan of Merger (“Merger Agreement”), between the Company and MedClean Technologies, Inc., a Delaware corporation (“MedClean”) (OTC Pink: MCLN). Consummation of the Merger was subject to the satisfaction of numerous conditions. Concurrently,  the Company and MedClean entered into a Management Agreement.  The Company announced the Merger Agreement and Management Agreement in its Current Report on form 8K dated August 30, 2013 and filed with the Commission on September 5, 2013.

On January 27, 2014, the Company received a letter on behalf of MedClean terminating the Agreement and Plan of Merger and the Management Agreement.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMEDICAL TECHNOLOGY SOLUTIONS HOLDINGS, INC.
Date: _February 3, 2014	By: __/s/ Gex Richardson____________ Gex Richardson, President

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